Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23BE

SIXTY-SIXTH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This SIXTY-SIXTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment have the meaning set forth in the Agreement, as amended hereby.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of this Amendment:

1.	EXHIBIT A-4(f) of the Agreement entitled “Check Verification,” is hereby deleted in in its entirety and replaced with the EXHIBIT A-4(f) attached hereto.

2.	Additionally, SCHEDULE F, “FEES”, CSG SERVICES, Subsection III. entitled “Payment Procurement,” Subsection E. entitled “Check Verification Service” is hereby deleted and replaced as follows:

E.  Check Verification

Description of Item/Unit of Measure	Frequency	Fee
1. CSG Check Verification Service Transaction Fee (per ***********)	*******	$****
2. Setup and Implementation (Note 1)	*** ****	$*********
3. Additional Consulting/Custom Development	*** *******	*****

Note 1: Setup and Implementation fees shall be set forth in that certain Statement of Work, “Check Verification and Check Recovery Implementation” (CSG document no. 4123091).

3.

Pursuant to the Forty-Eighth Amendment to the Agreement, dated May 11, 2015 (CSG document no. 4102963), the Check Recovery Service was added to the Agreement. CSG and Customer now agree to further amend the Agreement. Therefore, EXHIBIT A-4(h) of the Agreement entitled “Check Recovery Service,” is hereby deleted in in its entirety and replaced with EXHIBIT A-4(h) attached hereto.

4.	Additionally, SCHEDULE F, “FEES”, CSG SERVICES, Subsection III. entitled “Payment Procurement,” Subsection G. entitled “Check Recovery Service” is hereby deleted and replaced as follows:

G. Check Recovery Service

Description of Item/Unit of Measure	Frequency	Fee
1.Setup and Implementation (Note 1)	*** *******	$****
2.Non-Sufficient Funds (NSF) Fees (Note 2)	*******	*****

Note 1: Setup and Implementation fees shall be set forth in that certain Statement of Work, “Check Verification and Check Recovery Implementation” (CSG document no. 4123091).

Note 2: CSG will retain ***** ******* (**%) of the *** *** for all *** **** collected by CSG.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Shannon Picchione	By: /s/ Gregory L. Cannon
Name: Shannon Picchione	Name: Gregory L. Cannon
Title: Vice President	Title: SVP, Secretary & General Counsel
Date: 10-16-18	Date: Oct 24, 2018

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4(f)

Check Verification Service

1.

Check Verification. CSG’s Check Verification Service leverages CSG’s vendor, Forte Payment Systems, Inc. (“Check Verification Vendor”) to verify the current status of the banking account as last reported by participating financial institutions and non-bank contributors.  There are four components of the service:

Bank Routing and Account Number Verification

Routing numbers for financial institutions are maintained in this data source. If the routing number entered by the subscriber is not valid, the verification request is declined.

Negative Account Verification

Negative Account Verification utilizes a negative database of check writer histories for verification requests. A subscriber’s check verification request is declined if there is a record on the negative database.

Positive Account Verification

Positive Account Verification utilizes a positive database of check writer histories and current statuses for verification requests.

High Risk Verification

High Risk Verification includes service for banks that are not part of the negative database; transactions not recognized can be verified through records of valid and invalid transactions.

2.

Implementation. CSG hereby agrees to implement the Check Verification Service pursuant to a Statement of Work executed by both of the parties, such Statement of Work which forms an integral part of this Agreement.  In the event CSG and Customer do not enter into an implementation Statement of Work, CSG shall not be required to provide the Check Verification Service to Customer.

3.

Use of Payment Processing Information.  Customer and CSG agree that all information and data accessed through the Check Recovery Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.  Customer authorizes CSG to provide Customer Confidential Information to the Check Verification Vendor solely in order to and only to the extent necessary to provide the Check Verification Service to Customer. Customer acknowledges CSG is not responsible in any way for the accuracy or completeness of the information from third party data sources which may be accessed by CSG as part of this Check Verification Service.

4.	Intellectual Property.

(a) Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Check Verification Service.

(b) Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG or the Check Verification Vendor except in compliance with the Agreement.  For clarity, the parties acknowledge and agree the Check Verification Vendor is not an employee or agent of Customer and this Section 5(b) shall in no way be interpreted as Customer assuming any obligation or liability for the actions of the Check Verification Vendor.  The preceding shall not apply in the event Customer violates the terms of the Agreement and such violation results in damages caused by the Check Verification Vendor.

5.

Representation by Customer. Each request for data through CSG’s Check Verification Service shall constitute a representation, warranty and certification by Customer: (i) that the data shall be used and disclosed only in accordance with the terms of the Agreement, and in accordance with any applicable laws; (ii) that the data shall be used solely for the intended use as stated by Customer on the Agreement and that use is in compliance with the permissible uses under the FCRA as provided in the FCRA Requirements Addendum located at http://www.forte.net/fair-credit-reporting-act; (iii) Customer will follow proper procedures for ADVERSE ACTION NOTIFICATION to its customers, as provided in the FCRA Requirements Addendum located at http://www.forte.net/fair-credit-reporting-act; and (iv) Customer has implemented security measures to prohibit the unauthorized access to the information provided.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

6.	Use of Services.

CUSTOMER SHALL USE THE VERIFICATION SERVICES ONLY IN CONNECTION WITH PAYMENTS PRESENTED TO CUSTOMER BY ITS CUSTOMERS IN EXCHANGE FOR GOODS OR SERVICES.  CUSTOMER SHALL NOT RESELL THE VERIFICATION DATA OR SERVICES TO ANY THIRD PARTIES.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4(h)

Check Recovery Service

1.

Check Recovery Service.  CSG’s Check Recovery Service leverages CSG’s vendor, Forte Payment Systems, Inc. (“Check Recovery Vendor”) to facilitate the re-presentment and attempted recovery of Non-Sufficient Funds (NSF) returns.  The Check Recovery Service also receives files of unsuccessfully recovered ACH returns and paper check returns and updates CCS accordingly.  CSG acknowledges and agrees that it will not initiate communication with Connected Subscribers to perform the service of Check Recovery.  The foregoing shall not prevent CSG from performing the services provided herein.

2.

CSG Requirements.  CSG will facilitate the re-presentment and attempted recovery of NSF returns. Applicable Customer determined fees, not to exceed state regulations, will be assessed by the Check Recovery Vendor to the bank accounts of Customer’s customers as part of the Check Recovery Service. CSG will settle Customer’s transactions for collected funds and rebates, less any chargebacks or returns, to Customer’s account designated for settlement on a weekly basis. Settlement of transactions will occur via electronic funds transfer over the ACH Network. CSG will be allowed no more than ********** (**) ******** **** from the date of receipt of a return item to complete the electronic re-presentment process.  CSG does not guarantee the collection or payment of any return item.  Further, CSG makes no representation or warranty as to the collectability of any return item.  CSG will pay to Customer *** ******* ******* (***%) of the **** ***** ** **** ************ **** ********* ** ********** ******.  CSG will retain ***** ******* (**%) of the *** *** *** *** *** **** collected by CSG pursuant to Schedule F of the Agreement. CSG will ****** *** ********* ********* *** *** ****** ** ********.  All fees owed to Customer from any amounts collected under the terms of this Amendment will be credited to the designated bank account that CSG has on file for Customer.

3.

Customer Requirements.  Customer authorizes CSG to re-present all NSF return items in accordance with NACHA Rules. Customer authorizes CSG to originate an electronic debit for a separate return fee in an amount posted by Customer and agreed to by the check writer.  This fee shall not exceed the maximum amount allowed by applicable state laws.  Customer agrees to display notices supplied to Customer by CSG regarding the right to collect funds electronically for returned items at all point of sale locations at all times.  If required by applicable law, Customer must exercise commercially reasonable efforts to obtain a written authorization for any return fee to be charged before submitting return. If, however, a written authorization cannot be obtained, notification of Customer’s return check policy, including the fee is mandatory.  Customer shall provide a designated bank account and Customer specifically authorizes CSG to debit and credit Customer’s designated bank account in order to carry out its duties under this Agreement and/or to collect any payment obligation owed to CSG by Customer hereunder.  It is Customer’s obligation to regularly and promptly review all transaction reports and other communications from CSG and to promptly notify CSG upon discovery of any and all discrepancies between Customer’s records and those provided by CSG.

4.

Implementation. CSG hereby agrees to implement the Check Recovery Service pursuant to a Statement of Work executed by both of the parties, such Statement of Work which forms an integral part of this Agreement.  In the event CSG and Customer do not enter into an implementation Statement of Work, CSG shall not be required to provide the Check Recovery Service to Customer.

5.

Use of Payment Processing Information.  Customer and CSG agree that all information and data accessed through the Check Recovery Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.  Customer authorizes CSG to provide Customer Confidential Information to the Check Recovery Vendor solely in order to and only to the extent necessary to provide the Check Recovery Service to Customer.

6.	Intellectual Property.

(a) Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Check Recovery Service.

(b) Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG or the Check Recovery Vendor except in compliance with the Agreement.  For clarity, the parties acknowledge and agree the Check Recovery Vendor is not an employee or agent of Customer and this Section 5(b) shall in no way be interpreted as Customer assuming any obligation or liability for the actions of the Check Recovery Vendor.  The preceding shall not apply in the event Customer violates the terms of the Agreement and such violation results in damages caused by the Check Recovery Vendor.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

7.

Termination. In addition to and notwithstanding anything to the contrary set forth in Section 19 of the Agreement, Customer and CSG agree ******** *** ********* *** *** ** *** ***** ******** ******* ** *** **** and *** *** ****** **** *** (*) ******** **** ***** ******* ****** ** *** (e-mail is acceptable). Customer ***** *** ** ******** ** * ****** ** *** **** ******** or ******** ***** ** *** **** ** ***********. If this Amendment is terminated for any reason, CSG will retain the right to complete the electronic re-presentment process, under the terms of the Amendment, for all returned items submitted prior to said termination.